FINANCIAL INSTRUMENTS	9 Months Ended
Sep. 30, 2015
FINANCIAL INSTRUMENTS [Abstract]
FINANCIAL INSTRUMENTS
8. FINANCIAL INSTRUMENTS
In 2015 the Company entered into forward contracts to purchase a fixed amount of Norwegian Kroners by selling a fixed U.S. Dollars amount. The contracts are designated as a fair value hedge for exposure in to changes in fair value attributable to changes in the exchange rate on a portion of the remaining commitment related to the purchase of one PSV expected to be delivered in 2016.
Changes in the fair value of the firm commitment and forward contracts caused by fluctuations in the forward exchange rate during the period in which the hedge is in effect will be reflected as an asset or liability. Any ineffectiveness in the hedge is recognized in the profit and loss statements. Per September 30, 2015 no material costs have been recognized due to hedge ineffectiveness.
As of September 30, 2015 an asset of $2.2 million and a liability of $2.2 million are recorded at fair value on the balance sheet as Other Current Assets and Other Current Liabilities, respectively.  Fair value estimates are based on Level 2 inputs including third-party quotes. The hedge will not affect the statements of cash flows until fulfillment of the commitment.